UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

DiamondRock Hospitality Company
 (Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1150

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 14, 2010 and May 19, 2010, DiamondRock Hospitality Company, through its operating partnership, DiamondRock Hospitality Limited Partnership (“DiamondRock”), entered into agreements (the “Purchase Agreements”) to acquire from the current holders certain senior mortgage loans (the “Mortgages”) secured by the Allerton Hotel located in downtown Chicago, Illinois at a discount to the balance of the Mortgages.

DiamondRock made deposits in an aggregate amount of $3.0 million upon entering into the Purchase Agreements, which may be refunded to DiamondRock if it elects to terminate the transactions following a 15-day due diligence period. Upon the expiration of the due diligence period, if DiamondRock elects to proceed with the transactions, DiamondRock will make additional deposits in an aggregate amount of $3.0 million, which will be non-refundable, except in the case of a seller default or failure to satisfy closing conditions. The transactions are scheduled to close within the next 30 days. There can be no assurance that DiamondRock will complete the transactions as they remain subject to the completion of satisfactory due diligence and the satisfaction of customary closing conditions.

A copy of the press release issued by DiamondRock on May 20, 2010 pertaining to the transactions is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect, ” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to the expected closings of the transactions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other reports that we file with the Securities and Exchange Commission. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 20, 2010	By: /s/ William J. Tennis William J. Tennis Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by DiamondRock Hospitality Company on May 20, 2010